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                                                                   EXHIBIT 10.23

                             STOCK PLEDGE AGREEMENT
                             ----------------------

     This Stock Pledge Agreement (this "Agreement") is made and entered into as of March 13, 2001 between Mark Cosway, an individual (the "Executive"), and C-bridge Internet Solutions, Inc., a Delaware corporation (the "Company").

     A. Concurrently herewith, the Executive is executing and delivering to the Company, a Secured Promissory Note dated as of the date hereof in the principal amount of $1,000,000 (as it may be amended, the "Executive Note"); and

     B. The Company is willing to accept the Executive Note so long as the Executive pledges 156,600 shares of the Company's Common Stock owned by the Executive (the "Pledged Shares") to the Company as security for the payment of the Note.

     NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto agree as follows:

1.  PLEDGE.  As security for the prompt and complete payment when due of the
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unpaid principal of, and interest on, the Executive Note, the Executive hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares. The Company shall be deemed to hold the Pledged Shares for the benefit of itself as lender pursuant to the Executive Note and otherwise in trust for the Executive pursuant to the terms hereof.

2.  DELIVERY OF PLEDGED SHARES.  Upon the execution of this Pledge Agreement,
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the Executive shall deliver to the Company the certificate(s) representing the
Pledged Shares, together with such duly executed forms of assignment sufficient to transfer title thereto as the Company may reasonably request.

3.  VOTING RIGHTS; CASH DIVIDENDS.  Notwithstanding anything to the contrary
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contained herein, during the term of this Pledge Agreement and until such time as there exists a material default under the Executive Note, the Executive shall be entitled to all voting rights with respect to the Pledged Shares, and shall be entitled to receive all cash dividends paid in respect of the Pledged Shares. Upon the occurrence of, and during the continuance of, any such default, the Company shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

4.  STOCK DIVIDENDS, DISTRIBUTIONS, ETC.  If, while this Pledge Agreement is in
    ------------------------------------
effect, the Executive becomes entitled to receive or receives any securities or other property in respect of, in substitution for, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), the Executive shall, upon reasonable request by the Company, accept such securities or other property on behalf of, and for the benefit of, the Company as additional security for the Executive's obligations under the Executive Note and shall promptly deliver such additional security to the Company together with such duly executed forms of assignment as the Company
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may reasonably request, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

5.  DEFAULT.  If the Executive defaults in the payment of principal or interest
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under the Executive Note when it becomes due, the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the Pledged Shares and receive dividends and distributions with respect to the Pledged Shares) and shall have, and may exercise, any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Massachusetts or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to the Executive, at such price or prices and upon such terms as the Company may deem advisable. The Executive shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Executive Note; provided, however, that after payment in full of the aggregate indebtedness evidenced by the Executive Note, the balance of the proceeds of sale then remaining shall be paid to the Executive and the Executive shall be entitled to the return of any of the Pledged Shares remaining in the custody of the Company. The Executive shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Executive Note in full.

6.  PAYMENT OF INDEBTEDNESS AND RELEASE OF PLEDGED SHARES.  Upon payment of any
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portion of the aggregate indebtedness evidenced by the Executive Note, the
Company shall promptly release a pro rata portion of the Pledged Shares to the Executive, together with all forms of assignment reasonably requested by the Executive and other documentation reasonably requested by the Executive relating to the released Pledged Shares. Upon full payment of all principal and interest evidenced by the Executive Note, the Company shall promptly release all Pledged Shares to the Executive, together with all forms of assignment reasonably requested by the Executive and other documentation reasonably requested by the Executive relating to them.

7.  REPRESENTATIONS AND WARRANTIES.  The Executive hereby represents and
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warrants to the Company that the Executive has record and beneficial ownership of the Pledged Shares, free and clear of all liens, charges, encumbrances and security interests of every kind and nature (except as created by this Agreement), and has the authority to pledge the Pledged Shares to the Company and to perform the Executive's obligations hereunder.

8.  FURTHER ASSURANCES.  Each Party agrees that at any time, and from time to
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time, upon the reasonable written request of the other Party, such Party shall promptly execute and deliver such further documents, and promptly do such further acts and things, as are reasonably necessary in order to effect the purposes of this Pledge Agreement.

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9.  CERTAIN AGREEMENTS OF THE EXECUTIVE.
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    (a)   Continuous Security Interest. The Executive hereby agrees that, until
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performance in full of all the Executive's obligations under the Executive Note and this Pledge Agreement, all rights, powers and remedies granted to the Company hereunder shall continue to exist and may be exercised by the Company at any time and from time to time, irrespective of the fact that payment of any amount owing on account of the Executive Note or otherwise may have become barred by any statute of limitations, the Executive hereby waiving the right to plead any statute of limitations to the full extent permitted by law.

    (b)   Waiver of Notice. The Executive hereby agrees that the Company shall
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be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notice of nonperformance, protests, notice of protest or notices of dishonor hereunder or in connection with the Pledged Shares or any obligations, evidences of indebtedness at any time constituting any part of the Pledged Shares, or in connection with the Executive Note or any other obligations secured hereby.

    (c)   Waiver of Marshaling Rights. The Executive hereby waives any right to
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require the Company to proceed against any person, proceed against or exhaust any collateral or pursue any other remedy in the Company's power, or to pursue any of such rights, if any, in any particular order or manner, and waive any defenses arising by reason of any disability or other defense of any other person.

     (d)   Other Waivers. The Executive hereby waives all provisions of law
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pertaining to pledges and sales to the extent contrary hereto.

     (e)   No Transfer, Further Encumbering, Etc.  Subject to Section 6 of
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this Pledge Agreement, the Executive hereby agrees not to directly or indirectly assign, transfer or convey or further encumber the Pledged Shares or any part thereof or interest therein without the prior written consent of the Company.

10.  NOTICE.  All notices, requests, demands and other communications called for
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or contemplated hereunder shall be made as follows:

     (a)  if to the Company, then to:

     C-bridge Internet Solutions, Inc.
     219 Vassar Street
     Cambridge, MA 02139
     Telephone: (617) 497-1700
     Attn:  Cliff Thompson

     (b) if to the Executive, then to the address listed beside the Executive's name on the signature page hereof.

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11.  BINDING EFFECT.  This Agreement shall be binding upon and inure to the
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benefit of the successors and assigns of each of the parties hereto.

12.  ENTIRE AGREEMENT.  This Pledge Agreement, together with the Executive Note,
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represents the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written and all concurrent oral agreements, understandings, discussions and negotiations. This Pledge Agreement may not be amended, supplemented or otherwise modified except in a writing signed by the parties hereto.

13.  HEADINGS.  The headings in this Pledge Agreement are for the purpose of
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reference only and shall not limit or otherwise affect the terms or provisions hereof.

14.  NO WAIVER.  The rights, powers and remedies given to the Company by this
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Pledge Agreement shall be in addition to all rights, powers and remedies given to or now or hereafter existing in the Company by virtue of the Executive Note and any applicable statute or rule of law; each and every right, power and remedy, whether herein specifically given or otherwise existing, may be exercised from time to time and so often and in such order as may be deemed expedient by the Company, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof.

15.  POWER OF ATTORNEY.  The Executive hereby irrevocably appoints the Company
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its attorney-in-fact to do any act which the Company is obligated hereby to do, to exercise such rights as the Company might exercise with respect to the Pledged Shares and to execute and file in the Executive's name any financing statements and amendments thereto required or advisable to protect the Company's security interest hereunder.

16.  APPLICABLE LAW.  This Agreement shall be construed and enforced in
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accordance with the laws of the Commonwealth of Massachusetts.  If any portion of this Pledge Agreement is determined to be unenforceable because it is contrary to law or for any other reason, such provision shall be deemed to be severable, and this Pledge Agreement shall remain in full force and effect as if such provision were not included herein.

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17.  COUNTERPARTS.  This Pledge Agreement may be executed simultaneously, in two
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counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have entered into this Pledge Agreement as of the date first set forth above.


                              THE EXECUTIVE

                              /s/ Mark A Cosway
                              -----------------
                              Mark A. Cosway
                              Address: 43 Little's Point Road
                                       Swampscott, MA 01907


                              C-BRIDGE INTERNET SOLUTIONS, INC.

                              By: /s/ Clifford B. Thompson
                                  ------------------------
                              Name:  Clifford B. Thompson
                              Title: Vice President and General Counsel

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